Exhibit 10.01(b)
SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE SUCH TERMS ARE BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO EQT CORPORATION IF PUBLICLY DISCLOSED. THESE REDACTED TERMS HAVE BEEN MARKED IN THIS EXHIBIT AT THE APPROPRIATE PLACE WITH THREE ASTERISKS [***].

February 3, 2021

Rice Drilling B LLC
625 Liberty Avenue, Suite 1700
Pittsburgh, Pa 15222-3111
Attn: Ray Franks

RE:    Temporary Waiver and Release of Dedication

Dear Mr. Franks:
Reference is made to that certain Gas Gathering and Compression Agreement dated as of February 26, 2020 by and among EQT Corporation, EQT Production Company, Rice Drilling B LLC, and EQT Energy, LLC (collectively, “Producer”), and EQM Gathering Opco, LLC (“Gatherer” and together with the Producer, the “Parties”), as the same was amended by that certain First Amendment to Gas Gathering and Compression Agreement dated August 26, 2020, between Producer and Gatherer (as amended, the “Gathering Agreement”). All capitalized terms used but not otherwise defined in this letter shall have the meanings (if any) ascribed to them in the Gathering Agreement.
WHEREAS, the MDQ for the Pisces System AMI is [***] Mcfd (“Pisces MDQ”) and the MRDO for the Pisces System AMI is [***] Mcfd (“Pisces MRDO”);
WHEREAS, Gatherer understands that Producer turned in line Wells located within the Pisces System AMI on Producer’s Well Pad known as the Ealy North Pad (“Ealy North Pad”) on [***];
WHEREAS, Producer has requested that Gatherer temporarily release from the Dedication the Dedicated Gas produced from the Ealy North Pad (“Ealy North Gas”) after the turn in line date, to the extent and only to the extent that the Ealy North Gas, when combined with all other quantities of Dedicated Gas produced from the Pisces AMI, exceeds the Pisces MRDO, but not in excess of the Pisces MDQ (the “Covered Quantities”); and
WHEREAS, Gatherer is willing to temporarily waive its rights to the Covered Quantities under the Gathering Agreement and grant a temporary release of the Covered Quantities from the Dedication, subject to the terms and conditions set forth herein.
NOW, THEREFORE, the Parties, in consideration of the mutual covenants contained herein, do hereby agree to the following:

1.Waiver and Release.
(a)Subject to the terms and conditions set forth herein, including Sections 1(b), 1(c), 1(d) and 2 hereof, Gatherer hereby temporarily releases the Covered Quantities from the Dedication and waives its rights and forbears any requirement under the Gathering Agreement that the Producer deliver the Covered Quantities to Gatherer for acceptance by Gatherer into the Gathering System.
(b)Producer grants to Gatherer the right to install, operate and maintain data handoff equipment and/or other Measurement Facilities on the Ealy North Pad for the purpose of verifying the volume or flow rate of Ealy North Gas flowing through each of the [***] wells on the Ealy North Pad.
(c)Gatherer shall have the right to terminate and rescind this waiver and release in its sole discretion immediately upon the delivery of written notice thereof to Producer, including without limitation, in the event that Producer does not deliver all Ealy North Gas except for Covered Quantities to Gatherer for acceptance by Gatherer into the Gathering System or otherwise does not comply with the terms and conditions set forth herein. For avoidance of doubt, (i) Producer shall deliver Ealy North Gas to Gatherer for acceptance into the Gathering System until such Ealy North Gas, when combined with all other quantities of Dedicated Gas produced from the Pisces AMI, reaches the Pisces MRDO, and (ii) at no time shall the Covered Quantities exceed [***] Mcfd.
(d)Notwithstanding anything herein to the contrary, the Producer shall not be entitled to a reduction in the Minimum Volume Commitment resulting from the foregoing temporary waiver and release or otherwise attributable to the Covered Quantities.
2.    Condition Precedent. Notwithstanding anything herein to the contrary, this waiver and release shall not become effective until the same is executed and delivered by Producer; provided, however, upon execution and delivery by Producer, this temporary release and waiver shall be deemed effective as of February 2, 2021.
3.    Effect. Gatherer intends that this letter represent a written waiver contemplated by Section 18.7 of the Gathering Agreement to the extent and only to the extent of the Covered Quantities and subject to all limitations and conditions set forth herein; provided, however, that except as expressly provided herein, Gatherer hereby reserves all of its rights and remedies under the Gathering Agreement and under applicable law and nothing herein will constitute a waiver, release, modification or alteration of the terms, conditions or covenants of the Gathering Agreement, the provisions of which are intended to remain in full force and effect in accordance with their respective terms.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

If you are in agreement with the foregoing, please execute the enclosed copy hereof and return it to the undersigned. If you have any questions, please do not hesitate to contact me.

Sincerely,

/s/ Paul Kress

                         EQM Gathering Opco, LLC

PRODUCER HAS CAUSED THEIR DULY AUTHORIZED REPRESENTATIVE TO ACKNOWLEDGE AND AGREE TO THE TERMS AND CONDITIONS OF THIS WAIVER AS OF THIS ____ DAY OF FEBRUARY, 2021.

EQT CORPORATION

By: /s/ David Khani
Name: David Khani
Its: CFO

EQT PRODUCTION COMPANY

By: /s/ J.E.B. Bolen
Name: J.E.B. Bolen
Its: VP Operations Planning

RICE DRILLING B LLC

By: /s/ J.E.B. Bolen
Name: J.E.B. Bolen
Its: VP Operations Planning

EQT ENERGY, LLC

By: /s/ Keith Shoemaker
Name: Keith Shoemaker
Its: SVP Commercial